NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS

Note 1 - Nature of Operations

Provident Bancorp, Inc. (the “Company”) is a Massachusetts-chartered corporation organized for the purpose of owning all of the outstanding capital stock of The Provident Bank (the “Bank”). Provident Bancorp, the Company’s mutual holding company (the “MHC”), owns approximately 52.3% of the Company’s stock.

The Company is headquartered in Amesbury, Massachusetts. The Bank operates its business from eight banking offices located in Amesbury and Newburyport, Massachusetts and Portsmouth, Exeter, Hampton, Bedford, and Seabrook, New Hampshire. The Bank provides a variety of financial services to individuals and small businesses. Its primary deposit products are checking, savings and term certificate accounts and its primary lending products are commercial mortgages and commercial loans.